John Hancock Investment Trust III

John Hancock Greater China Opportunities Fund

Class A, Class B, Class C, Class I and Class NAV Shares
Supplement to the Statement of Additional Information
dated June 24, 2008

Effective June 24, 2008, under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS section, the “Other Accounts the Portfolio Managers are Managing.” subsection has been amended and restated with the following to reflect the departure of Pauline Dan from the Greater China Opportunities Fund‘s portfolio management team:

Other Accounts the Portfolio Managers are Managing. The table below indicates, for each portfolio manager, information about the accounts for which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2007 for Mr. Pasha and as of May 31, 2008 for Messrs. Lee and Hing. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER NAME	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Terrace Chum Pak Hing, MBA,	Other Registered Investment Companies: None
CFA,CAIA*
Other Pooled Investment Vehicles: None
Other Accounts: None

Matthew Lee, MBA*	Other Registered Investment Companies: None
Other Pooled Investment Vehicles: None
Other Accounts: One (1) account with total net assets of
approximately $104 million.

Tahnoon Pasha, BBA, MBA, CFA	Other Registered Investment Companies: None
Other Pooled Investment Vehicles: None
Other Accounts: Three (3) accounts with total net assets of
approximately $820 million.

*Information for Messrs. Lee and Hing, who recently joined the portfolio management team, is as of May 31, 2008.

Effective June 24, 2008, under the “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO
MANAGERS” section, the “Share Ownership by Portfolio Managers” subsection has been deleted and replaced with the following:

Share Ownership by Portfolio Managers. The following table indicates as of December 31,
2007 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

A	-	$0
B	-	$1 - $10,000
C	-	$10,001 - $50,000
D	-	$50,001 - $100,000
E	-	$100,001 - $500,000
F	-	$500,001 - $1,000,000
G	-	More than $1 million

Portfolio Manager	Range of Beneficial Ownership

Terrace Chum Pak Hing, MBA, CFA, CAIA*	A

Matthew Lee, MBA*	A

Tahnoon Pasha, BBA, MBA, CFA	A

*Information for Messrs. Lee and Hing, who recently joined the portfolio management team, is as of May 31, 2008.